SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                July 24, 2001
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                     (Date of earliest event reported)


                                  MCSi, Inc.
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            (Exact name of registrant as specified in its charter)


Maryland                             000-21561                 31-1001529
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



4750 Hempstead Station Drive, Dayton, Ohio                          45429
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(Address of principal executive offices)                         (Zip Code)


                                (937) 291-8282
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              (Registrant's telephone number, including area code)



                                Not Applicable
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        (Former name, former address and former fiscal year, if changed since last report)







Item 5.   OTHER EVENTS

     On July 24, 2001, MCSi, Inc. reported earnings results for the second quarter of 2001and the status of the Board of Director's strategic alternatives review. On August 1, 2001, MCSi reported that it had decided to remain independent, it established new guidance for revenue and earnings for calendar 2001, and it was raising equity capital. For additional information, reference is made to the Press Releases, dated July 24, 2001 and August 1, 2001, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

     (a)  Financial Statements.

          Not Applicable.

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits:

          99.1      Press Release dated July 24, 2001

          99.2      Press Release dated August 1, 2001













                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MCSi, INC.



Date: August 2,  2001               By:  /s/Ira H. Stanley
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                                         Ira H. Stanley
                                         Chief Financial Officer